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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 22, 2006



                          CAPSTONE TURBINE CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                 001-15957                95-4180883
 (State or other jurisdiction      (Commission            (I.R.S. Employer
      of incorporation)            file number)          Identification No.)



               21211 Nordhoff Street, Chatsworth, California 91311 (Address of principal executive offices) (Zip Code)

                                 (818) 734-5300
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 5 - Corporate Governance and Management

     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Departure of Principal Officers

     On December 22, 2006, Antonio Rodriquez resigned as Vice President of Finance and Chief Accounting Officer of Capstone Turbine Corporation (the "Company") in order to pursue a career as Chief Financial Officer of another public company. The resignation of Mr. Rodriquez will be effective January 31, 2007, and until that date Mr. Rodriquez will continue to serve the Company in his current capacity.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CAPSTONE TURBINE CORPORATION
                                           (Registrant)

Date: December 22, 2006                    By: /s/ Walter J. McBride
                                               ---------------------------------
                                               Walter J. McBride
                                               Chief Financial Officer